UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2014

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2014, SeaChange International, Inc. (“SeaChange”) agreed to acquire TLL, LLC (“Timeline Labs”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Timeline Labs is a California-based SaaS company that enables local broadcasters, national news organizations and other media companies and brands to analyze social media messages in real-time, find and broadcast social trends, and measure viewing audience engagement across television, mobile and personal computers. The Merger Agreement has been approved by the boards of SeaChange and Timeline Labs, and, subsequent to signing, by the equityholders of Timeline Labs. Approval by the SeaChange stockholders is not required in connection with the transaction.

Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub will merge with and into Timeline Labs (the “Merger”), with Timeline Labs continuing after the Merger as the surviving company and a wholly owned subsidiary of SeaChange. On the signing date pursuant to the Merger Agreement, SeaChange made an escrow deposit of $2,500,000 (the “Deposit Escrow”), which may be drawn upon by Timeline Labs for working capital purposes prior to the closing under the Merger Agreement, subject to an agreed upon cash flow plan. At the effective time of the Merger, each outstanding Timeline Labs equity unit will convert into the right to receive a portion of the following cash and stock amounts, each as specified in the Merger Agreement:

•	$12,600,000 in cash paid at closing, reduced by any indebtedness and any amounts withdrawn by Timeline Labs from the Deposit Escrow and subject to a closing working capital adjustment;

•	$1,910,000 in shares of Common Stock of SeaChange paid at closing;

•	$1,400,000 in cash and $490,000 in shares of Common Stock of SeaChange deposited in escrow at closing with respect to specified indemnification matters;

•	Deferred stock consideration aggregating $5,600,000 shares of Common Stock of SeaChange paid six months from closing and 12 months from closing, with an aggregate of $560,000 in value of such shares deposited in escrow with respect to specified indemnification matters;

•	Earnout payments totaling up to $2,500,000 in shares of Common Stock of SeaChange based on the operating performance of Timeline Labs, measured by qualifying revenue, on a cumulative and one-year performance target basis for the periods ended January 31, 2016 and 2017;

Shares of SeaChange issuable pursuant to the Merger Agreement are issuable in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 thereunder. SeaChange has agreed to file a resale registration statement subsequent to consummation of the Merger.

Under the Merger Agreement, the former equityholders of Timeline Labs may on or prior to January 5, 2015 submit a nominee to serve on the SeaChange Board of Directors (the “Board”), which nominee would be appointed to the Board, subject to SeaChange’s customary director evaluation policies and procedures, effective as of the closing. This nomination right continues until the earlier of January 31, 2017 (the end of the earnout period), the date on which the maximum earnout consideration has been paid in full and a change in control of SeaChange.

The Merger Agreement includes customary representations, warranties and covenants by the parties. Consummation of the Merger is subject to customary conditions, including, among other things: (i) the accuracy of representations made by Timeline Labs in the Merger Agreement, and (ii) the material performance by Timeline Labs of its obligations under the Merger Agreement.

Payments under the Merger Agreement subsequent to closing are subject to reduction should there have been a breach of the representations, warranties, covenants and agreements contained in the Merger Agreement. In addition, in limited circumstances, amounts paid at closing are subject to forfeiture should there have been a breach of certain specified representations, warranties and covenants contained in the Merger Agreement.

The terms of the Merger Agreement and the transactions contemplated thereby are the result of arm’s length negotiation among the parties.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference. A copy of SeaChange’s press release announcing the transaction is attached hereto as Exhibit 99.1.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SeaChange, the Merger Sub or Timeline Labs. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. Investors are not third-party beneficiaries under the Merger Agreement. In addition, the representations and warranties contained in the Merger Agreement (i) are qualified by information in a confidential disclosure schedule that the parties have exchanged, (ii) were made only as of the date of such agreement or a prior, specified date, and (iii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SeaChange’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of SeaChange or Timeline Labs or any of their respective subsidiaries or affiliates.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that SeaChange expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the Merger will not close.

Further information on factors that could cause actual results to differ from those anticipated is detailed in various publicly available documents made by SeaChange from time to time with the Securities and Exchange Commission, including but not limited to, those appearing at Item 1A under the caption “Risk Factors” in SeaChange’s Annual Report on Form 10-K filed with the Commission on April 4, 2014. Any forward-looking statements should be considered in light of those factors. SeaChange cautions readers not to place undue reliance on any such forward-looking statements, which speak as of the date they are made.

SeaChange disclaims any obligation to publicly update or revise any such statements to reflect any change in SeaChange’s expectations or events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results may differ from those set forth in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2014, by and among SeaChange International, Inc., TLL, LLC, TLL Acquisition, LLC and the other parties set forth on the signature pages thereto.

99.1	Press Release, dated as of December 22, 2014, by SeaChange International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/S/ Anthony C. Dias
Anthony C. Dias
Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: December 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2014, by and among SeaChange International, Inc., TLL, LLC, TLL Acquisition, LLC and the other parties set forth on the signature pages thereto.

99.1	Press Release, dated as of December 22, 2014, by SeaChange International, Inc.